VegTechTM Plant-based Innovation & Climate ETF
(EATV)
Listed on NYSE Arca, Inc.

Summary Prospectus
February 28, 2024

Before you invest, you may want to review the VegTechTM Plant-based Innovation & Climate ETF’s (the “Fund”) Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Statutory Prospectus and SAI dated February 28, 2024, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, SAI and other information about the Fund online at eatv.vegtechinvest.com. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to info@vegtechinvest.com.

Investment Objective
The VegTechTM Plant-based Innovation & Climate ETF (the “Fund”) seeks long-term growth of capital.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses	0.76%
(1)    Pursuant to an investment advisory agreement, VegTechTM LLC (“VegTech” or the “Adviser”) pays all other expenses of the Fund (other than taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses and shareholder proxy)).
(2)    Total Annual Fund Operating Expenses do not correlate to the ratio of operating expenses to average net assets found in the “Financial Highlights” section of this Prospectus, which reflects the Fund’s operating expenses and does not include acquired fund fees and expenses (“AFFE”).

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$78	$243	$422	$942

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 229.75% of the average value of its portfolio.
Principal Investment Strategy
The Fund invests in innovative and sustainable solutions in the food and materials sectors. This involves investing across the entire food and materials supply chain, starting with agriculture technology (“AgTech”) and proceeding through food, nutrition, bio-tech, flavor and texture, ingredient and consumer goods companies. These types of companies focus on enhancing the sustainability and efficiency of the food and materials supply system.
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund will invest under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of plant-based innovation companies (“VegTechTM Companies”) or companies making a positive impact on climate change matters (“Climate Companies”). VegTechTM Companies are companies that (1) innovate or use technology in their primary products by utilizing at least one plant ingredient, or innovate or use technology to enable or support companies that do the same; and (2) the end product enables protein diversification, plant-based foods or plant-based materials. The Adviser believes that VegTechTM Companies are a critical component in the global food and materials systems shift towards sustainability and efficiency, and that they promote positive climate change. Further, the Adviser believes that these companies provide a path towards capitalizing on and supporting sustainable food systems and materials transformation.

In looking for VegTechTM Companies, the Adviser searches for companies it considers to be innovators in developing products and technologies contributing to a nutritional, efficient and sustainable food supply system, such as plant-based products, alternative proteins, innovative production and materials processes, advancements in nutrition, food and bio-tech innovations, and the latest technology and advancements in scientific research.

Technology is a critical element of these advancements. These include cell-cultured and precision fermentation technology companies that use plant-based carbohydrates in the process of growing cells, nutrients, proteins, flavors, and ingredients. It also includes plant-based agriculture and AgTech, such as vertical farming and agricultural robotics companies, and innovative plant-based materials and scientific services.

To be considered an innovator by the Adviser, a company should work to advance a nutritious, efficient and sustainable food supply system and must use at least one plant or plant-derived ingredient and the end product, component, or service must enable protein diversification, plant-based foods or plant-based materials; or, the company may help other businesses create diversified protein or plant-based foods or materials along the supply chain by offering specialized products, machinery, services, or technologies. These companies are part of a long-term secular trend towards building a food and materials supply system that is efficient and sustainable and prolific with the end goal of feeding more people, more nutritiously, in a shorter amount of time, using fewer resources while creating less damage. The Adviser looks for VegTechTM Companies that are also part of a circular economy with an established food waste goal or policy. These companies may make commitments to ensure that products are sourced responsibly to minimize deforestation and biodiversity loss through certifications. Biodiversity loss is defined as the reduction in the variety of life across the globe, primarily driven by land/sea-use change (such as from deforestation caused by the meat and dairy sector when converting forests to pastureland), overuse of natural resources (such as overfishing and deforestation), climate change, pollution, and the introduction of non-native species that overtake native species. Deforestation refers to the conversion of forested land to non-forest uses in a manner that falls outside of recognized sustainability standards (such as those set by the Roundtable on Sustainable Palm Oil, RSPO or Forest Stewardship Council, FSC), contrasting with sustainable forestry that ensure long-term ecological balance and biodiversity conservation.

Further, the company should show positive performance potential, as determined through an analysis of quantitative and fundamental data or expert knowledge of the sector. Additionally, a VegTechTM Company produces no primary products designed solely for industrial farm animal production (“primary products” meaning more than 50% of revenues come in their entirety from the sale of these products, as shown conclusively in a public financial statement), must not perform animal testing unless required to do so by law in order to bring a product to market, and must have a minimum market capitalization of $25 million.

For a VegTechTM Company to qualify as such, the issuer’s plant-based “primary products,” “primary services,” or “primary assets” must account for more than 50% of the company’s revenues or assets, as disclosed in public financial statements as available. The Adviser performs a qualitative and quantitative analysis as feasible to determine whether a company is a VegTechTM Company.

The Adviser believes VegTechTM Companies contribute to several United Nations (UN) Sustainable Development Goals (“SDG”). Within the SDG framework, these goals include “Climate Action,” “Life on Land,” “Life Below Water,” “Zero Hunger,” and “Good Health and Well-being.”

To qualify as a Climate Company, the issuer must meet at least one of the following criteria:
(1) The company has committed to reducing greenhouse gas emissions by signing a pledge to measure and reduce those emissions. Acceptable pledges include, but are not limited to, the United Nations “Climate Neutral Now” and Global Optimism’s “The Climate Pledge;”
(2) The company sells a product that generates less greenhouse gas emissions than typical replacement products, as determined by a formal evaluation. Acceptable evaluations follow the standards defined by the International Organization for Standardization (ISO 14040 or ISO 14044);
(3) The company has disclosed a commitment to reducing greenhouse gas emissions;
(4) The company has greenhouse gas emissions lower than its average peer, per unit of sales or assets, as measured by Bloomberg or a similar data provider; or
(5) The company has a Climate Rating from a third-party environmental, social and governance (“ESG”) data provider such as Bloomberg or Ethos ESG that is above average for peers or that indicates the company is aligned with the Paris Agreement to limit global warming to 2 and preferably 1.5 degrees Celsius.

The Fund will predominantly invest in the equity securities of VegTechTM and Climate companies, which may include, but are not limited to, common and preferred publicly-traded stocks of U.S. and foreign companies, rights and warrants, partnership interests and business trust shares. The Fund may also invest in initial public offerings (“IPOs”) of VegTechTM or Climate companies or in companies that have recently completed an IPO. The Fund’s foreign investments may be direct or through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund’s portfolio is expected to be a focused portfolio with typically fewer than 50 holdings, although the number of such holdings may increase over time if the universe of VegTechTM and Climate companies increases. The Fund may experience high portfolio turnover from time to time.

The Adviser maintains an internal, proprietary, and systematic research process to determine which companies qualify as VegTechTM or Climate companies. The Adviser conducts its own screening research by reviewing financial statements, websites, and brochures. The Adviser may also conduct company interviews and analyzes product labels prior to investing in any company.

In identifying VegTechTM Companies, the Adviser considers companies with primary products, services, or assets in the following categories:
•Plant-based and Protein Diversification Companies. Companies that produce end products that are typically derived from plants, fungi, microbes, or algae, to support a sustainable, efficient and nutritious food supply system. These may include companies that employ food scientists to develop beef alternatives or alternative proteins that use less land and water and generate less methane than industrial animal agriculture, or may include food or materials companies that produce products that include plants and plant derivatives. It could also include companies that offer products or services that support and enable the protein diversification category, such as specialized food processors, and food machinery companies.

•Cell-cultured Technology Companies. Companies that use bioscience and engineering to produce, or help produce, cell-cultured foods or alternative proteins. These foods are sometimes called “cell-based,” “lab-grown,” or “cultured” products and are considered part of the field of synthetic biology. These technologies can increase food production and mitigate environmental impact by growing animal cells outside of animals in a nutrient solution that includes plant-derived carbohydrates and other ingredients in a way that significantly changes the production of protein. This reduces the use of land, water, and antibiotics. These companies need only use a trace amount (i.e., 1% or less) of animal cells to grow a significantly larger amount, and thus can positively impact food security. These companies may also support and enable other companies to use plant carbohydrates to grow animal cells, by producing bioreactors (a temperature controlled tank filled with the nutrient solution and used to grow cells outside of an animal), cell culture media (a solution of basic nutrients, including plant-derived carbohydrates, designed to allow cells to grow in a bioreactor), or cell culture meat scaffolding (this can be a plant-based material made into a shape that resembles a piece of meat, used in a bioreactor; as the cells grow on the material, the material degrades and is replaced by cells).

•Precision Fermentation Technology Companies. Companies that grow algae or microbes, such as yeasts and fungi fed with plant-derived carbohydrates to produce nutrients, alternative proteins, flavors, and ingredients. These companies may include one that uses microbes in a bioreactor to produce casein, whey, or heme. Similar to cell-cultured food companies, these companies can produce greater quantities of food in a way that significantly reduces the need for deleterious industrial farming of protein, thus reducing the use of land, water and antibiotics and positively impacting food security. It could also include companies that support and enable the category such as a bioreactor maker or a yeast bioengineering company.

•Sustainable Agricultural and AgTech Companies. Companies that produce plants (vegetables, pulses, tubers, legumes, fruits, nuts, seeds, and grains), fungi, microbes, and algae; or companies that offer technologies, services, or products that support the business of plant-based agriculture. These companies may include ones using vertical farming technology and robotics to grow food near population centers with less land, water, pesticide, and manure than standard industrialized animal factories, furthering the Fund’s sustainability goals. It may include companies that support and enable this category, such as makers of farm equipment, sustainable fertilizers, water conservation equipment, carbon sequestration services, biodiversity protection services, agroecology services, greenhouse technology, or offer robotic and automation tools for plant-based farming.

•Sustainable Materials and Packaging. It includes issuers that use plant-based ingredients in their products, including cosmetics companies that do not engage in animal testing. These companies could produce eco-friendly packaging, body care products, textiles, building materials, or various biodegradable and compostable materials, for example. Companies may use biobased inputs such as food waste, and turn it into usable materials while diverting it from landfills, as part of a circular economy. It may include companies with products or services that support and enable the category, such as companies that engage in ecologically minded construction or develop machinery for biobased recycling.

•Scientific Services. Companies in bioengineering, bioscience, nutrition, or food science that support or enable businesses in sustainable food production, such as alternative proteins and plant-based products. A scientific service company may include one that sequences and tests plant genomes to identify high protein variants of food for human consumption or for use in materials.

The Fund is non-diversified, which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers.

The Adviser may sell securities from the portfolio if the company’s fundamentals no longer meet the Adviser’s criteria for a VegTechTM Company. The Adviser may sell a security when its price reaches a set target, or if it believes that other investments are more attractive, or for other reasons we may determine. In selling a security, the Adviser will take into account prudent portfolio management practices and the interests of shareholders, which may result in the position being sold over a period of time, rather than immediately, even if the issuer no longer qualifies as a VegTechTM or Climate Company.

Principal Risks of Investing in the Fund
By itself, the Fund is not a complete, balanced investment plan. The Fund cannot guarantee that it will achieve its investment objectives. Losing all or a portion of your investment is a risk of investing in the Fund. The following risks are considered principal and could affect the value of your investment in the Fund:

•Management Risk. As an actively-managed ETF, the Fund is subject to management risk. The ability of the Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser, and there can be no assurance that any such personnel will continue to be associated with the Fund.
•Climate Change and VegTechTM Policy Risk. The Fund’s policy of investing in companies as a means to promote positive climate change could cause the Fund to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be economically advantageous to do so, or selling securities when it might be otherwise economically disadvantageous for it to do so. The Fund will vote proxies in a manner which is consistent with its VegTechTM and climate policy themes, which may not always be consistent with maximizing short-term performance of the issuer.

•General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors, which has resulted in disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.
•Equity Securities Risk. The value of the Fund’s shares will go up or down based on the movement of the overall stock market and the value of the individual securities held by the Fund, both of which can sometimes be volatile.
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
•Trading. Although Shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
•Initial Public Offering Risk. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.
•Foreign Securities Risk. Foreign securities may be more volatile and less liquid than domestic (U.S.) securities, which could affect the Fund’s investments. Securities markets of other countries are generally smaller than U.S. securities markets.
•Depositary Receipt Risk. Foreign receipts, which include ADRs, GDRs, and EDRs, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply, and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

•Newer Fund Risk. The Fund is a recently organized investment company with limited operating history. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.
•Non-Diversification Risk. The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Fund is non-diversified, its NAV and total returns may fluctuate or fall more than a diversified fund. Gains or losses on a single stock may have a greater impact on the Fund.
•Market Capitalization Risk.
•Large-Capitalization Companies Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•Mid-Capitalization Companies Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.
•Small Market Capitalization Risks. Stocks of companies with small market capitalizations involve a higher degree of risk than investments in the broad-based equities market. Small-capitalization stocks are often more volatile and less liquid than investments in larger companies, and are more likely to be adversely affected by poor economic or market conditions. In addition, small-capitalization companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.
•Sector Emphasis Risk. The securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund’s portfolio.
•Portfolio Turnover Risk – A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.
Performance
The performance information that follows gives some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund’s shares from year to year. The table shows how the Fund’s average annual returns for one year and since inception compare with those of a broad measure of market performance and a secondary index provided to offer a closer representation of the Fund’s principal investment strategies. The EATVi Index was created on March 8, 2022. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at eatv.vegtechinvest.com.
Calendar Year Returns as of December 31

Best Quarter	Worst Quarter
Q4 2022	Q2 2022
9.78%	-20.37%

Average Annual Total Returns through December 31, 2023

	1 Year	Since Inception (December 28, 2021)
VegTechTM Plant-based Innovation & Climate ETF
Return Before Taxes	0.68%	-19.10%
Return After Taxes on Distributions	0.48%	-19.20%
Return After Taxes on Distributions and Sale of Fund Shares	0.55%	-14.16%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	1.48%
EATVi Index (reflects no deduction for fees, expenses or taxes)	1.76%	N/A
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. The return after taxes on distribution and sale of fund shares may be higher than the return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of fund shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.
Management

Adviser	VegTechTM LLC (the “Adviser”)
Sub-Adviser	Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”)
Portfolio Managers	Dr. Sasha Goodman, President, Chief Investment Officer and Chief Compliance Officer of the Adviser, has been a portfolio manager of the Fund since its inception in 2021.
Dustin Lewellyn, CFA, Managing Director of Penserra, has been a portfolio manager of the Fund since its inception in 2021.
Ernesto Tong, CFA, Managing Director of Penserra, has been a portfolio manager of the Fund since its inception in 2021.
Anand Desai, Senior Vice President of Penserra, has been a portfolio manager of the Fund since its inception in 2021.
Purchase and Sale of Shares
Shares are listed on the Exchange, and most investors will buy and sell Shares through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 15,000 Shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.